Loans and Financial liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of borrowings [text block] [Abstract]
LOANS AND FINANCIAL LIABILITIES

Note 15: - Loans and Financial liabilities

	December 31,
	2021	2020
	U.S. Dollars in thousands

Bank loans(1)	20,038	274
Less current maturities of bank loans	2,631	238
Total Long term bank loans	$17,407	$36

1.	Bank loan:

On November 15, 2021, the Company secured a $40,000 thousand credit facility from Bank Hapoalim, an Israeli bank. The credit facility comprised of the following:

(1)	A $20,000 thousand long-term loan. The loan baring an interest at a rate of SOFR (Secured Overnight Financing Rate) +2.18% and is payable over 54 equal monthly installments commencing June 16, 2022; and

(2)	A $20,000 thousand short-term revolving credit facility from an Israeli bank. The credit facility bares an interest at a rate of SOFR +1.75%, or a commitment fee of 0.2% calculated over the unutilized balance of the facility. As of December 31, 2021, the Company did not utilize such facility.

Pursuant to the loan and credit facility agreement, the Company is required to meet the following financial covenants for the years ending December 31, 2022, and onwards:

(1)	The Shareholder’s Equity shall at no time be less than 30% of the Total Assets; examined on a quarterly basis;

(2)	The Shareholder’s Equity shall at no time be less than $120,000 thousand; examined on a quarterly basis;

(3)	The ratio between:(a) the short term financial debt less current maturities of long term debt (in as much as such are included therein); and (b) the Working Capital as such term is defined in the loan agreement, shall at no time exceed 0.8; examined on a quarterly basis; and

(4)	The ratio between: (a) the EBITDA as such term is defined in the loan agreement; and (b) the current maturities of long term debt plus out of pocket financial expenses net, reported in the course of four consecutive quarters immediately preceding the examination date, shall not be less than 1.1 during each of the years 2022 and 2024 and not less than 1.25 in the year 2025 and onwards; examined on an annual basis.

Bank loans borrowed prior to 2021 are payable over 60 equal monthly installments. The loans bear fixed interest rate in the range of 3.15% -3.55%. The remaining balance as of December 31, 2021 is $38 thousands.

See Note 19 regarding pledge information related to the bank loans.

b.	Financial liabilities through business combination

	December 31,
	2021	2020
	U.S. Dollars in thousands

Contingent consideration (2)	21,995	-
Assumed liabilities (3)	61,915	-
Less current maturities	(17,986)	-
Total Long term Contingent consideration and assumed liabilities	$43,929	$-

(2)

At December 31, 2021 the fair value of the contingent consideration total $21,995 thousand. The increase in the amount of $290 thousands reflects the changes in the value of the liability since the date of acquisition and was recognized as financing expenses in the statement of profit and loss. Refer to Note 5b and Note 17 for details on the contingent consideration.

(3)

The assumed liabilities are measured at amortized cost. The increase of $704 thousands reflects the changes in time value due to and changes in expected payments since the date of acquisition. The increase was recognized as financing expenses in the statement of profit and loss. Refer to Note 5 and Note 17 for details on the assumed liabilities.